SCHEDULE 14A INFORMATION

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                          INDEPENDENCE ONE MUTUAL FUNDS

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                          INDEPENDENCE ONE MUTUAL FUNDS

                    INDEPENDENCE ONE PRIME MONEY MARKET FUND

                   INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND
                     INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

                   INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                       INDEPENDENCE ONE FIXED INCOME FUND

                        INDEPENDENCE ONE EQUITY PLUS FUND

                         INDEPENDENCE ONE SMALL CAP FUND

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

                              5800 CORPORATE DRIVE

                            PITTSBURGH, PA 15237-7010

                                                January 30, 2001


A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that the shareholders of each Fund (individually, a "Fund", and collectively, the "Funds") of the Independence One Mutual Funds (the "Trust") consider an important matter relating to your investment in the Funds in connection with a special meeting of shareholders (the "Meeting") of the Trust, to be held on March 15, 2001 at 2:00 p.m., Eastern time, at the Trust's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. Separately, the shareholders of each of Independence One Equity Plus Fund ("Equity Plus Fund"), Independence One Small Cap Fund ("Small Cap Fund") and Independence One International Equity Fund ("International Equity Fund") will be asked at the Meeting to consider an additional matter of particular importance to each of those Funds. Finally, the shareholders of each Fund will be asked to elect Nathan Forbes as a trustee of the Funds.

   Michigan National Bank ("MNB") is currently the adviser to each of the Funds and it is anticipated that, on or about March 9, 2001, Independence One Capital Management Corporation ("IOCM") will succeed MNB as the Funds' adviser. Both MNB and IOCM are wholly-owned subsidiaries of Michigan National Corporation ("MNC"), which in turn is indirectly owned by National Australia Bank Limited ("NAB"). Pursuant to an agreement entered into on November 22, 2000, it is expected that ABN AMRO North America, Inc. or one of its affiliates ("ABN AMRO") will purchase all of the outstanding stock of MNC from NAB. As required by the Investment Company Act of 1940 (the "1940 Act"), we are asking the shareholders of each Fund to approve a new advisory contract with IOCM that is substantially identical to each Fund's current advisory contract with MNB, except for the dates of execution and termination. In addition, as required by the 1940 Act, we are asking the shareholders of Equity Plus Fund and Small Cap Fund each to approve a new subadvisory contract with each such Fund's current subadvisor, Sosnoff Sheridan Corporation, that is substantially identical to each such Fund's current subadvisory contract with Sosnoff Sheridan Corporation, except for the dates of execution and termination.

The Board of Trustees of the Trust (the "Board" or "Board of Trustees") has carefully reviewed the change in control of MNC. ABN AMRO and MNB have each told the Board that it believes that the acquisition transaction will have no material effect on the advisory services provided to the Funds by MNB or IOCM. In addition, no contractual fees will increase and ABN AMRO and MNC believe that no portfolio managers will change as an immediate result of the transaction. THEREFORE, THE BOARD UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENT WITH IOCM, AND THE NEW SUBADVISORY CONTRACTS WITH SOSNOFF SHERIDAN CORPORATION, AND RECOMMENDS THAT YOU VOTE "FOR" THE NEW ADVISORY AGREEMENT AND NEW SUBADVISORY AGREEMENTS.

As a separate matter, MNB and the Board of Trustees have determined to replace International Equity Fund's current subadviser, National Australia Asset Management, Ltd., a wholly-owned subsidiary of NAB, with a new subadviser, ABN AMRO Asset Management (USA) LLC ("AAAM"), which is an indirect wholly-owned subsidiary of ABN AMRO. Accordingly, we are asking the shareholders of the International Equity Fund to approve a new subadvisory agreement between IOCM and AAAM, on behalf of the International Equity Fund.

The Board of Trustees has carefully reviewed the management capabilities and investment performance record of AAAM and believes that shareholders of International Equity Fund will benefit from the proposed change in subadviser. In addition, the proposed change in subadviser will not result in any change in the fees payable by International Equity Fund. THEREFORE, THE BOARD UNANIMOUSLY APPROVED A NEW SUBADVISORY AGREEMENT WITH AAAM AND RECOMMENDS THAT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND VOTE "FOR" THE NEW SUBADVISORY AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. We appreciate your attention to these important matters.

                                   Sincerely,

                               Edward C. Gonzales

                                    President

                          INDEPENDENCE ONE MUTUAL FUNDS

                    INDEPENDENCE ONE PRIME MONEY MARKET FUND

                   INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND
                     INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

                   INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                       INDEPENDENCE ONE FIXED INCOME FUND

                        INDEPENDENCE ONE EQUITY PLUS FUND

                         INDEPENDENCE ONE SMALL CAP FUND

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 15, 2001

      A Special Meeting of the shareholders of Independence One Mutual Funds (the "Trust"), presently consisting of eight portfolios: Independence One Prime Money Market Fund, Independence One U.S. Treasury Money Market Fund, Independence One Michigan Municipal Cash Fund, Independence One U.S. Government Securities Fund, Independence One Fixed Income Fund, Independence One Equity Plus Fund, Independence One Small Cap Fund and Independence One International Equity Fund (each a "Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on March 15, 2001 to consider the following proposals:

1. To elect Nathan Forbes as a Trustee of the Trust (to be voted upon by shareholders of all Funds);


2.   To  approve  a  new  advisory   agreement  with  Independence  One  Capital
     Management Corporation for each of the Funds (to be voted upon by shareholders of all Funds);


3.   To approve the following new subadvisory contracts:


          (a)a new subadvisory contract with ABN AMRO Asset Management (USA) LLC for Independence One International Equity Fund (to be voted upon by shareholders of Independence One International Equity Fund);

          (b)a new subadvisory  contract with Sosnoff  Sheridan  Corporation for
               Independence   One  Equity   Plus  Fund  (to  be  voted  upon  by
               shareholders of Independence One Equity Plus Fund); and

          (c)a new subadvisory contract with Sosnoff Sheridan Corporation for Independence One Small Cap Fund (to be voted upon by shareholders of Independence One Small Cap Fund); and

4.To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 25, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Board of Trustees,



                                            C. Grant Anderson
                                            Secretary

   January 30, 2001




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                PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
                     PROMPTLY TO AVOID ADDITIONAL EXPENSE.

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO

  ATTEND THE SPECIAL MEETING, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED
          ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                TABLE OF CONTENTS

                                                                            PAGE

   PROPOSAL 1:  TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST        3


PROPOSAL 2:  APPROVAL OF A NEW ADVISORY AGREEMENT

WITH INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION FOR EACH
OF THE FUNDS                                                            4


PROPOSAL 3(A):  APPROVAL OF A NEW SUBADVISORY CONTRACT
WITH ABN AMRO ASSET MANAGEMENT (USA) LLC FOR INDEPENDENCE ONE
INTERNATIONAL EQUITY FUND                                               7


PROPOSALS 3(B) AND 3(C): APPROVAL OF A NEW SUBADVISORY CONTRACT
WITH SOSNOFF SHERIDAN CORPORATION FOR INDEPENDENCE ONE EQUITY
PLUS FUND AND INDEPENDENCE ONE SMALL CAP FUND                           11


OTHER BUSINESS                                                          13


INFORMATION ABOUT THE TRUST                                             13

INFORMATION ABOUT OFFICERS AND TRUSTEES OF THE TRUST                    14

FURTHER INFORMATION ABOUT VOTING AND THE MEETING                        17



EXHIBITS

Exhibit A:  Form of New Advisory Agreement for the Funds
Exhibit B:  Funds Advisory Fee Rate and Aggregate Advisory Fees
Exhibit C:  Directors and Principal Officers Associated with IOCM
Exhibit D: Form of New Subadvisory Contract for International Equity Fund Exhibit E: International Equity Fund's Subadvisory Fee Rate and Aggregate Subadvisory Fees
Exhibit F:  Principal Executive Officers and Board of Managers of ABN AMRO Asset
            Management (USA) LLC

Exhibit G:  Form of New Subadvisory Contract for Equity Plus Fund
Exhibit H:  Form of New Subadvisory Contract for Small Cap Fund
Exhibit I:  Equity Plus Fund's Subadvisory Fee Rate and Aggregate
               Subadvisory Fees
Exhibit J: Small Cap Fund's Subadvisory Fee Rate and Aggregate Subadvisory Fees Exhibit K: Directors and Officers Associated with Sosnoff Sheridan Corporation


                                       21



                                 PROXY STATEMENT

                          INDEPENDENCE ONE MUTUAL FUNDS

                    INDEPENDENCE ONE PRIME MONEY MARKET FUND

                   INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND
                     INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

                   INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                       INDEPENDENCE ONE FIXED INCOME FUND

                        INDEPENDENCE ONE EQUITY PLUS FUND

                         INDEPENDENCE ONE SMALL CAP FUND

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7001

ABOUT THE PROXY SOLICITATION AND THE MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), for use at the joint special meeting of shareholders of the funds listed above (each fund individually referred to as a "Fund" or collectively as the "Funds") to be held on March 15, 2001 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7001, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting"). The proxy is revocable at any time before it is voted by sending written notice of the revocation (which must be signed, and received prior to the Meeting to be effective) to the Fund; by signing another proxy at a later date; or by appearing personally at the Meeting.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by ABN AMRO North America, Inc. or one of its affiliates ("ABN AMRO"). In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. ABN AMRO may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Board has reviewed the proposals recommended for the Funds and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 7, 2001, to shareholders of record at the close of business on January 25, 2001 (the "Record Date").

A listing of the proposals that are applicable to each Fund and the number of shares of each Fund that were outstanding on the Record Date is set forth below:


                                               Proposals Applicable      Shares

                        Fund                          to Fund
            Outstanding

--------------------------------------------------------------------------------

            Independence One Prime Money Market Fund  1, 2        744,899,534

            Independence One U.S. Treasury Money Market Fund      1, 2
253,116,934

            Independence One Michigan Municipal Cash Fund   1, 2    95,880,133

            Independence One U.S. Government Securities Fund      1, 2
4,520,156

            Independence One Fixed Income Fund        1, 2          9,678,457

            Independence One Equity Plus Fund         1, 2, 3 (b)  15,262,999

            Independence One International Equity Fund  1, 2, 3 (a) 2,101,978

            Independence One Small Cap Fund           1, 2, 3 (c)   4,277,207


The Funds' annual report, which include the Funds' audited financial statements for the fiscal year ended April 30, 2000, was previously mailed to shareholders. The Funds' semi-annual report, which contains unaudited financial statements for the period ended October 31, 2000, was also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Funds' annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Funds may be made by writing to the Trust's principal executive office or by calling the Trust. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-800-433-2829.

                                  THE PROPOSALS

PROPOSAL 1:       TO ELECT NATHAN FORBES AS TRUSTEE OF THE TRUST

The persons named as proxies intend to vote in favor of the election of Nathan Forbes (the "Nominee") as a Trustee of the Trust. Mr. Forbes is presently serving as a Trustee. Please see "TRUSTEES STANDING FOR ELECTION" below for current information about the Nominee, and "Information About Officers and Trustees of the Trust" in this Proxy Statement for additional information about the Nominee and information about the Trustees who have previously been elected by shareholders. It is anticipated that each of the incumbent Trustees will continue to serve as a Trustee following the Meeting.

Mr. Forbes was appointed a Trustee on March 4, 1998 to fill a vacancy created by the decision to expand the size of the Board. The Nominee has consented to serve if elected. If elected, the Trustee will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of his successor.

If the Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that the Nominee will become unavailable for election as a Trustee.

TRUSTEE STANDING FOR ELECTION

Set forth below is a listing of the Trustee standing for election, along with his address, birth date, and principal occupation during the past five years:

NOMINEE                                   PRINCIPAL OCCUPATION

Nathan Forbes                             President, Forbes/Cohen Properties;
26580 Willowgreen Drive                   President and Partner,
Franklin, MI                              The Forbes Company.

Birth Date: December 5, 1962

Mr. Forbes is an interested person by reason of the fact that his father is a member of the Boards of Directors of the Funds' adviser, Michigan National Bank ("MNB"), and MNB's parent, Michigan National Corporation ("MNC").

ABOUT THE ELECTION OF TRUSTEES

Massachusetts law does not require the election of the Trust's Trustees each year, and shareholders should anticipate that, prior to election of successor Trustees, incumbent Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

REQUIRED VOTE

Approval of this proposal requires a plurality of the votes cast by shareholders of the Trust at the Meeting, as more fully described in the section, "Further Information About Voting and the Meeting."

                  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                   VOTE TO ELECT AS TRUSTEE THE NOMINEE FOR ELECTION

                      TO THE BOARD OF TRUSTEES OF THE TRUST

     PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION FOR EACH OF THE FUNDS

INTRODUCTION

MNB acts as adviser for each of the Funds pursuant to an advisory agreement (the "Existing Advisory Agreement") with the Trust on behalf of the Funds, dated November 2, 1995, last approved by the shareholders of the Funds on September 15, 1995 in connection with the acquisition of MNB by National Australia Bank Limited and re-approved by the Funds' Board on September 6, 2000. MNB is a wholly- owned subsidiary of MNC. As a result of a proposed intercorporate transaction within the MNC holding company system, it is anticipated that on or about March 9, 2001, Independence One Capital Management Corporation ("IOCM"), a registered advisory subsidiary of MNC, will succeed to the advisory business of MNB and thus become the adviser of the Funds. This transaction has been approved by the Funds' Board of Trustees, and does not require approval by the Funds' shareholders.

Pursuant to an agreement entered into on November 22, 2000, it is expected that MNC will, on or about March 31, 2001, be acquired by ABN AMRO (the "Proposed Acquisition"). As required by the Investment Company Act of 1940 (the "1940 Act"), the Existing Advisory Agreement automatically terminates in the event of an "assignment," as defined in the 1940 Act. Consummation of the Proposed Acquisition will result in an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreement and, consequently, its termination.

The Board of Trustees is submitting for approval by the shareholders of the Trust a new advisory agreement with IOCM for the Funds (the "New Advisory Agreement"). The New Advisory Agreement is substantially identical to the Existing Advisory Agreement, except for the dates of execution and termination. The description of the New Advisory Agreement, which is set forth below, is qualified in its entirety by reference to the form of New Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides that an investment adviser to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of directors or trustees of the fund cannot be "interested persons" of the new adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

In connection with the first condition of Section 15(f), ABN AMRO has undertaken to NAB that, for a period of three years after the closing date, it will not take, recommend, or endorse any action that would cause more than 25% of the Board of Trustees to be "interested persons" of ABN AMRO, National Australia Bank Limited, MNC or any of their affiliates. The Trust currently meets this condition and expects to be able to continue meeting this condition.

With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor, or successor, receives or is entitled directly or indirectly to receive any compensation of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services. ABN AMRO has undertaken to NAB, for a period of two years after the closing date, not to take or recommend any action that would impose an unfair burden on the Funds within the meaning of Section 15(f).

BOARD'S RECOMMENDATION

On January 10, 2001, the Trust's Board of Trustees, including the Trustees who are not "interested" Trustees, as defined by the 1940 Act ("Disinterested Trustees"), met and unanimously voted to approve the New Advisory Agreement and to recommend approval of the New Advisory Agreement to the shareholders of the Funds.

BOARD EVALUATION

At the meeting held on January 10, 2001, the Trust's Board of Trustees met and conferred with representatives of MNB and ABN AMRO to consider the Proposed Acquisition and its effects on the Funds. The Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the proposed New Advisory Agreement.

In connection with this review, MNB and ABN AMRO stated to the Board of Trustees their belief and intention that the Proposed Acquisition: (1) will have no material effect on the advisory or other services provided to the Funds by the Funds' adviser; (2) will result in no change in fees or contractual expense limitations of the Funds; (3) will not result in any material change in the management or operations of IOCM; and (4) will not adversely affect IOCM's human and other resources or financial condition, in a manner that would adversely impact their ability to provide the same quality of advisory and other services that they have provided in the past. MNB and ABN AMRO stated that, as IOCM is integrated into ABN AMRO's North American banking and asset management operations, structural and personnel changes may be anticipated; such changes affecting the Funds will be presented to the Board of Trustees for review prior to implementation.

ABN AMRO informed the Board of Trustees that it has undertaken to NAB to comply with Section 15(f) of the 1940 Act with respect to the Funds. ABN AMRO advised the Board of Trustees in writing that it does not have any express or implied understanding or arrangement that would be reasonably expected to impose an "unfair burden" on the Funds as a result of the Proposed Acquisition.

In evaluating the proposed New Advisory Agreement, the Board of Trustees reviewed materials furnished by MNB, ABN AMRO and the Funds' counsel. The Board of Trustees reviewed information about ABN AMRO, including its structure, operations, and financial condition. The Board of Trustees reviewed the terms of the Proposed Acquisition and its possible effects on the adviser, the Funds and the Funds' shareholders.

The Board of Trustees specifically considered the following as relevant to their recommendations: (1) that the terms of the New Advisory Agreement are substantially identical to those of the Existing Advisory Agreement, except for the dates of execution and termination; (2) the financial strength and resources of ABN AMRO and its parents and their commitment to global asset management growth; (3) the favorable history, reputation, qualifications and background of IOCM and ABN AMRO, as well as the qualifications of each company's personnel;
(4) assurances from ABN AMRO as to its intention and belief that it does not intend to make any material changes to IOCM's financial, human and other resources that would adversely impact IOCM's ability to provide the same quality of advisory services that it has provided in the past; (5) the statement of ABN AMRO as to its intention and belief that the Proposed Acquisition would have no material effect on the advisory services provided to the Funds by IOCM; (6) the anticipated continuity of portfolio managers for the immediate future and no changes in advisory fees as a result of the Proposed Acquisition; (7) the relative performance of the Funds to comparable mutual funds and unmanaged indices; (8) the commitment of ABN AMRO to pay the expenses of the Funds in connection with the Proposed Acquisition so that shareholders of the Funds would not have to bear such expenses; and (9) other factors deemed relevant by the Trustees. DESCRIPTION OF THE EXISTING ADVISORY AGREEMENT

Pursuant to the Existing Advisory Agreement, MNB acts as adviser for the Funds. MNB provides an investment program for the Funds in accordance with their investment policies, limitations and restrictions.

For the advisory services provided to the Funds, MNB receives a monthly fee based on each Fund's average daily net assets. The table in Exhibit B provides the annual fee rate for the Existing Advisory Agreement and the aggregate advisory fees earned by MNB during the fiscal year ended April 30, 2000. The New Advisory Agreement has the same advisory fee as the Existing Advisory Agreement.

Under the terms of the Existing Advisory Agreement, MNB is not liable to the Trust for any error of judgment, mistake of law or any loss suffered in connection with any matters to which the agreement relates or any other act or omission in the performance of its duties under the agreement, except in the case of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

The Existing Advisory Agreement may be terminated without penalty upon sixty
(60) days' written notice by the Trust, upon the vote of a majority of Trustees or by a vote of the majority of each Fund's outstanding voting securities, or upon one hundred twenty (120) days' written notice by MNB.

On or about March 9, 2001, IOCM will replace MNB as the Funds' adviser under the Existing Advisory Agreement pursuant to a proposed intercorporate transaction within the MNC holding company system which does not require approval by the Funds' shareholders.

THE NEW ADVISORY AGREEMENT

The New Advisory Agreement for the Funds will be effective as of the date of the consummation of the Proposed Acquisition, which is expected to occur on or about March 31, 2001. The New Advisory Agreement will be in effect for an initial term of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act. In the event that the Funds' shareholders do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Funds and their shareholders.

DIFFERENCES BETWEEN THE EXISTING AND NEW INVESTMENT ADVISORY AGREEMENTS

The New Advisory Agreement is substantially identical to the Existing Advisory Agreement except for the dates of execution and termination and except that the adviser will be IOCM, rather than MNB.

DESCRIPTION OF IOCM AND MNB

IOCM, a registered investment adviser, and MNB, a national banking association, are wholly-owned subsidiaries of MNC. MNC is a wholly-owned subsidiary of National Australia Bank Limited ("NAB"). Through its subsidiaries and affiliates, MNC offers a full range of financial services to the public including commercial lending, depository services, cash management, brokerage services, retail banking, mortgage banking, investment advisory services and trust services. MNB has managed mutual funds since May 1989. The Trust Division has managed pools of commingled funds since 1964. As of September 30, 2000, MNC had $11.6 billion in total assets. The principal business address of MNC and MNB is 27777 Inkster Road, Farmington Hills, Michigan, 48333-9065. The principal address of NAB is 500 Bourke Street, Melbourne, Victoria, Australia, 3000.

Exhibit C contains a table listing the directors and principal executive officers of IOCM and their principal occupations. Unless otherwise noted, the business address of such persons is the same as the principal business address of MNC.

DESCRIPTION OF ABN AMRO AND ABN AMRO BANK N.V.

ABN AMRO is a wholly-owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). While ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands, its history dates back to 1824 when King William I founded the Dutch Trading Society. As of July 2000, ABN AMRO Bank is the 13th largest financial institution in the world with assets of more than EUR457.9 billion and ranks 6th among European banks in terms of total assets. Headquartered in Amsterdam, ABN AMRO Bank is located in more than 70 countries and territories across the globe with around 108,000 employees worldwide. ABN AMRO Bank is wholly-owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

   AFFILIATED BROKERAGE TRANSACTIONS

During the fiscal year ended April 30, 2000, the Fund incurred brokerage fees of $4,000 to broker dealer affiliates of ABN AMRO as a result of portfolio transactions placed by the Fund through the broker dealers. The Fund has been advised by MNB and ABN AMRO that it is their intention that, following the consummation of the Proposed Acquisition, no portfolio transactions of the Fund will be placed through affiliates of ABN AMRO.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as more fully described in the section, "Further Information About Voting and the Meeting."

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE A NEW ADVISORY AGREEMENT FOR THE FUNDS AS DESCRIBED IN THIS PROPOSAL



PROPOSAL  3(A):  APPROVAL  OF A NEW  SUBADVISORY  CONTRACT  WITH ABM AMRO  ASSET
     MANAGEMENT (USA) LLC FOR INDEPENDENCE ONE INTERNATIONAL EQUITY FUND INTRODUCTION

MNB is (and, on or about March 9, 2001, IOCM will become) the investment adviser to Independence One International Equity Fund (referred to in this section as the "Fund" or "International Equity Fund") under the terms of the Existing Advisory Agreement described in Proposal 2. As permitted by the Existing Advisory Agreement, MNB has, since the Fund's inception, delegated the daily management of International Equity Fund to National Australia Asset Management, Ltd. ("NAAM") pursuant to a subadvisory Contract dated June 16, 1998 (the "Current Contract") between MNB and NAAM.

In light of this delegation, MNB's ongoing responsibilities to the Fund include:
(i) overseeing the relative performance and consistency of the International Equity Fund's subadviser; (ii) ensuring that the subadviser adheres to the International Equity Fund's stated investment objective and policies; (iii) monitoring the financial health of the subadviser; and (iv) regularly communicating and/or visiting in-person with the subadviser to ensure the above responsibilities are met.

The Board of Trustees, at a meeting held on September 6, 2000, directed that MNB seek a new subadviser for the Fund. This decision was made based on the Board's determination that certain operational and logistical difficulties are inherent in the subadvisory relationship with NAAM which, although they have not adversely affected Fund performance, make the continuation of the relationship infeasible.

At a special meeting of the Trust's Board held on January 10, 2001, MNB reported that it had considered a number of possible candidates to succeed NAAM as the Fund's subadviser. MNB also reported to the Board that, after having conducted performance screens on the universe of international equity managers, MNB had conducted several in-person and telephone interviews with prospective subadvisers. MNB then recommended to the Board that ABN AMRO Asset Management
(USA) LLC ("AAAM"), an indirect subsidiary of ABN AMRO, be engaged to subadvise the Fund.

The Board of Trustees is submitting for approval by the shareholders of International Equity Fund a new subadvisory contract (the "New Contract") with AAAM for International Equity Fund. The New Contract is substantially identical to the Current Contract, except for the dates of execution and termination. The description of the New Contract, which is set forth below, is qualified in its entirety by reference to the form of New Contract, a copy of which is attached to this Proxy Statement as Exhibit D.

BOARD'S RECOMMENDATION

At the January 10, 2001 special meeting, the Board, including the disinterested Trustees, unanimously approved the New Contract and voted to recommend approval of the New Contract to the shareholders of International Equity Fund.

BOARD'S EVALUATION

At the January 10, 2001 special meeting, the Board discussed the proposal to consider AAAM as subadviser to the Fund. A representative from AAAM was present at the meeting and discussed AAAM's background, organization, financial condition, performance history, and investment philosophies.

In selecting AAAM as subadviser for the Fund, the Board considered several factors, including AAAM's performance and expertise in the area of international equity investing, the long-term performance record of funds with similar investment objectives and policies as International Equity Fund, its ongoing commitment to client service, and the stability and quality of the organization (including ABN AMRO's financial condition), as well as the quality of the individuals that make up their investment teams.

ABN AMRO Asset Management is a global network of asset managers managing global, regional and domestic portfolios. As of September 30, 2000, assets under management worldwide exceeded $118 billion. AAAM, located at 208 South LaSalle Street, Chicago, Illinois 60604-1003, is the US presence within the global network and US registered investment adviser providing domestic, regional and global management services from its US offices and from offices of certain affiliates in Amsterdam, Hong Kong and Sao Paulo. As of September 30, 2000, assets under management by AAAM exceeded $11 billion. Exhibit F contains a table listing the board of managers and principal executive officers of AAAM and their principal occupations. Unless otherwise noted, the business address of such persons is the same as the principal address of AAAM.

AAAM also serves as investment adviser to ABN AMRO International Equity Fund(us), which has a similar investment objective to that of the Fund. The net assets of that Fund were $135,358,360 as of December 31, 2000. AAAM receives an investment advisory fee from ABN AMRO International Equity Fund(us) at an annual rate of 1.00%.

The Board was informed that the portfolio managers for International Equity Fund would be as follows:

Messrs. Bloemen, Maas, Maters, Moolenburgh, Niehoff, Postma, van der Geest and van der Veen and Ms. Pals-de Groot, members of the International Equity Team, are jointly and primarily responsible for the day-to-day management of the International Equity Fund (US). Messrs. Bloemen, van der Geest and van der Veen have been members of the International Equity Team since October 1, 2000. Mr. Maters has been a member of the International Equity Team since November 1999, and Mr. Postma has been a member since March 1997. The other portfolio managers have been members of the International Equity Team since April 1999.


Maarten Bloemen has been associated with AAAM and/or its affiliates since 1989. From 1989 to 1994, he held various marketing and sales positions for both direct equities and asset management products in Toronto, Canada. From 1994 until 1997, he worked in Amsterdam as an analyst in the Global Industries department covering the energy, base metals and gold sectors. Since 1998, Mr. Bloemen has been a portfolio manager, and in 2000 he joined the Global Equities team. Mr. Bloemen holds a Masters and Bachelor degree in Environmental Planning.

Theo Maas has been associated with AAAM and/or its affiliates since 1994 as a portfolio manager. Previously, Mr. Maas worked with a financial consultant, specializing in treasury management consultancy. He holds a Masters degree in Financial Economics from the University of Groningen.

Jacco Maters has been associated with AAAM and/or its affiliates since July 1996 as a portfolio manager. Mr. Maters has a degree in Econometrics from Tilbury University, The Netherlands.


Edward Moolenburgh has been associated with AAAM and/or its affiliates since 1993. Initially, he served as Secretary to the AAAM's Regional Investment Committee North America and Far East, and later as a portfolio manager. Mr. Moolenburgh holds a Masters degree from the Economics Faculty of the Erasmus University in Rotterdam and is a Register Beleggings Analyst, which is comparable to a Certified European Financial Analyst.

Edward Niehoff has been associated with AAAM and/or its affiliates since 1993, initially as an investment analyst. After three years, Mr. Niehoff assumed the responsibility for implementing a new asset management system and then, during 1998, returned to the position of portfolio manager. He holds a Masters degree in Technical Management Studies and is a Certified European Financial Analyst.

Wiepke Postma served as portfolio manager for the ABN AMRO International Equity Fund(US) from March 1997 to April 1999. Mr. Postma started his banking career as an analyst at former ABN AMRO Bank's Investment Research Department. Later, he became a strategist. From 1976 to 1984, he worked in the Equity and Loan Department of a leading Dutch insurance company, where he was appointed head of the department in 1982. In 1984, he joined former ABN AMRO Bank's Asset Management Department and was appointed Vice President in the same year. In 1993, he became head of the Global Equity Group being responsible for Global Equity, European Equity, Dutch Equity and Business research. Mr. Postma holds a Masters degree in Economics.

Loes Pals-de Groot has been associated with AAAM and/or its affiliates since 1971 in various investment management positions. Mrs. Pals-de Groot holds a degree in Business Economics from the Instituut voor Sociale Wetenschappen.

Jaap van der Geest, Vice President of AAAM, has been associated with AAAM and/or its affiliates since 1990. From 1990 to 1996, he worked as an equities analyst covering such sectors as retail and telecommunications. In 1996, he joined AAAM as head of the Dutch Equities team, and in 2000 he joined the Global Equities team. Mr. van der Geest has a Masters degree in Macro-Economics and Business Administration from the University of Groningen.

Wouter van der Veen, Senior Vice President of AAAM, has been associated with AAAM and/or its affiliates since 1987, when he began his career as an equity analyst covering European banks. From 1994 to 1996, he served as the head of Dutch Equity Research at ABN AMRO's brokerage. In 1996, he became C.O.O. of the Dutch Equity brokerage in Amsterdam and in 1998, he was appointed C.O.O. of equity brokerage for Europe, the Middle East and Africa. Since 2000, Mr. van der Veen has worked for AAAM as co-leader of the Global Equities team. Mr. van der Veen holds a Masters degree in economics from the University of Groningen.


SUBADVISORY CONTRACT

A copy of the New Contract between the Adviser and AAAM is attached as Exhibit
D.

Under the terms of the New Contract, subject to the supervision of IOCM and the Board, AAAM will: (i) manage International Equity Fund's assets in accordance with the Fund's objective, policies and limitations as stated in International Equity Fund's Prospectus and Statement of Additional Information; (ii) make investment decisions for International Equity Fund; and (iii) place orders to purchase and sell securities.

The New Contract provides that AAAM shall pay all expenses incurred by it and its staff in connection with the performance of its services under the New Contract, including the payment of salaries of all officers and employees who are employed by it. IOCM will pay AAAM out of its own advisory fee an annual fee of .60 % of International Equity Fund's average daily net assets. International Equity Fund is currently contractually required to pay MNB an annual fee of 1.00% of the Fund's average daily net assets but, due to a voluntary waiver by MNB of a portion of the fee, International Equity Fund currently pays MNB a fee of .70% of the Fund's average daily net assets. It is anticipated that, following the execution of the New Contract, IOCM will continue the voluntary waiver. The table in Exhibit E provides (i) the annual fee rate for the Current Contract and the subadvisory fee earned by NAAM during the fiscal year ended April 30, 2000; and (ii) the annual fee rate for the New Contract and the subadvisory fee which would have been earned by AAAM during the fiscal year ended April 30, 2000.

The New Contract provides that AAAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by IOCM or International Equity Fund in connection with the matters to which the New Contract relates, provided that nothing in the New Contract shall be deemed to protect or purport to protect AAAM against any liability to IOCM or International Equity Fund to which AAAM would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of AAAM's reckless disregard of its obligations and duties under the New Contract.

The New Contract will continue in effect for two years from the date of its execution, unless terminated, and may be continued from year to year thereafter by a majority of the Trustees, including a majority of the disinterested Trustees. The New Contract will take effect upon the consummation of the Proposed Acquisition, which is expected to occur on or about March 31, 2001.

If the New Contract is not approved by International Equity Fund's shareholders, the current agreements will continue in effect pending further consideration by the Fund's Board at the first Board meeting subsequent to the shareholder meeting, of such further action as they may deem to be in the best interests of the shareholders of International Equity Fund.

DIFFERENCES BETWEEN THE CURRENT CONTRACT AND THE NEW CONTRACT

The New Contract is substantially identical to the Current Contract except for the dates of the execution and termination.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of International Equity Fund, as more fully described in the section, "Further Information About Voting and the Meeting."

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE A NEW CONTRACT FOR INTERNATIONAL EQUITY FUND AS DESCRIBED IN THIS PROPOSAL



PROPOSALS 3(B) AND 3(C):  APPROVAL OF A NEW  SUBADVISORY  CONTRACT  WITH SOSNOFF
     SHERIDAN CORPORATION FOR INDEPENDENCE ONE EQUITY PLUS FUND

                       AND INDEPENDENCE ONE SMALL CAP FUND

MNB is (and, on or about March 9, 2001, IOCM will become), the investment adviser to Independence One Equity Plus Fund ("Equity Plus Fund") and Independence One Small Cap Fund ("Small Cap Fund") under the terms of the Existing Advisory Agreement described in Proposal 2. As permitted by the Existing Advisory Agreement, MNB has, since the inception of Equity Plus Fund and Small Cap Fund (together, the "Funds"), delegated the daily management of the Funds to Sosnoff Sheridan Corporation ("SSC") pursuant to two separate Subadvisory Contracts dated June 5, 1995 (the "Current Contracts") between MNB and SSC, relating to Equity Plus Fund and Small Cap Fund, respectively.

   In light of this delegation, MNB's ongoing responsibilities to the Funds include: (i) overseeing the relative performance and consistency of the Funds' subadviser; (ii) ensuring that the Funds' subadviser adheres to the Funds' stated investment objectives and policies; (iii) monitoring the financial breadth of the subadviser; and (iv) regularly communicating and/or visiting in-person with the subadviser to ensure the above responsibilities are met. As described in Proposal 2, it is anticipated that, on or about March 31, 2001, the Existing Advisory Agreement will automatically terminate and be replaced by the New Advisory Agreement between the Funds and MNB. Under the terms of the Current Contracts, the termination of the Existing Advisory Agreement will also result in the automatic termination of the Current Contracts.

The Board of Trustees is submitting for approval by the shareholders of Equity Plus Fund and Small Cap Fund two separate new subadvisory contracts (the "New Contracts"), relating to Equity Plus Fund and Small Cap Fund, respectively. The New Contracts are substantially identical to the Current Contracts, except for the dates of execution and termination. The description of the New Contracts, which is set forth below, is qualified in its entirely by reference to the forms of New Contracts, copies of which are attached to the Proxy Statement as Exhibit G and Exhibit H, respectively.

BOARD'S RECOMMENDATION

On January 10, 2001, the Trust's Board of Trustees, including the Disinterested Trustees, met and unanimously voted to approve the New Contracts and to recommend approval of the New Contracts to the shareholders of Equity Plus Fund and Small Cap Fund.

BOARD EVALUATION

At the meeting held on January 10, 2001, the Trust's Board of Trustees met to consider the New Contracts and their effect on the Funds. The Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the proposed New Contracts.

In evaluating the proposed New Contracts, the Board of Trustees reviewed materials furnished by SSC, including information about its personnel, operations, and financial condition. The Board of Trustees reviewed information regarding the investment performance of the Funds on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group") and the fees and expenses incurred by the Funds compared to their peer group. The Board of Trustees also considered the fact that the terms of the New Contracts are substantially identical to those of the Current Contracts except for the dates of execution and termination.

DESCRIPTION OF THE CURRENT CONTRACTS

Under the terms of the Current Contracts, subject to the supervision of IOCM and the Board, SSC: (i) manages the Funds' assets in accordance with each Fund's objectives, policies and limitations as stated in each Fund's Prospectus and Statement of Additional Information; (ii) makes investment decisions for each Fund; and (iii) places orders to purchase and sell securities. The Current Contracts provide that SSC shall pay all expenses incurred by it and its staff in connection with the performance of its services under the Current Contracts, including the payment of salaries of all officers and employees who are employed by it.

Under the Current Contracts, IOCM pays SSC for the subadvisory services a monthly fee based on each Fund's average daily net assets. The tables in Exhibits I and J provide the annual rate for the Current Contracts and the aggregate subadvisory fees earned by SSC during the fiscal year ended April 30, 2000. The New Contracts have the same advisory fees as the Current Contracts.

The Current Contracts provide that SSC shall not be liable for any error of judgment or mistakes of law or for any loss suffered by IOCM or the Funds in connection with the matters to which the Current Contracts relate, provided that nothing in the Current Contracts shall be deemed to protect or purport to protect SSC against any liability to IOCM or the Funds to which SSC would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of SSC's reckless disregard of its obligations and duties under the Current Contracts.

THE NEW CONTRACTS

The New Contracts will continue in effect for two years from the date of their execution, unless terminated, and may be continued from year to year thereafter by a majority of the Trustees, including a majority of the disinterested Trustees. The New Contracts will take effect upon the consummation of the Proposed Acquisition.

If a New Contract is not approved by either Equity Plus Fund's or Small Cap Fund's shareholders, the Funds' Board will take such action as it may deem to be in the best interests of the shareholders of the Fund whose New Contract is not approved.

DIFFERENCES BETWEEN THE CURRENT CONTRACTS AND THE NEW CONTRACTS

The New Contracts are substantially identical to the Current Contracts except for the dates of the execution and termination.

DESCRIPTION OF SSC

SSC, located at 440 South LaSalle Street, Chicago, Illinois 60605, constructs and manages index portfolios. In addition to serving as subadviser to the Funds, SSC manages two private investment funds, and has total assets under management of $430 million. Exhibit K contains a table listing the directors and principal executive officers of SSC and their principal occupations. Unless otherwise noted, the business address of such persons is the same as the principal address of SSC.

REQUIRED VOTE

Approval of a New Contract with respect to Equity Plus Fund requires the affirmative vote of a "majority of the outstanding voting securities" of Equity Plus Fund, and approval of a New Contract with Small Cap Fund requires the affirmative vote of a "majority of the outstanding voting securities" of Small Cap Fund, as more fully described in the section, "Further Information About Voting and the Meeting."

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EQUITY PLUS FUND VOTE TO APPROVE A NEW CONTRACT FOR EQUITY PLUS FUND, AND SHAREHOLDERS OF SMALL CAP FUND VOTE TO APPROVE A NEW CONTRACT FOR SMALL CAP FUND, AS DESCRIBED IN PROPOSAL 3(B) AND PROPSAL 3(C)

OTHER BUSINESS

The Trustees know of no other business to be presented at the Meeting other than Proposals l, 2 and 3, and do not intend to bring any other matters before the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

INFORMATION ABOUT THE TRUST

THE ADVISER. The investment adviser to the Funds is MNB and, on or about March 9, 2001, it is anticipated that the Funds' investment adviser will be IOCM. Both MNB and IOCM are located at 27777 Inkster Road, Farmington Hills, Michigan 48333-9065. Pursuant to an investment advisory contract, MNB manages (and, it is anticipated IOCM will manage) the Funds' assets, including buying and selling portfolio securities. MNB is a national banking association and IOCM is a registered investment adviser. MNB and IOCM are wholly-owned subsidiaries of MNC.

THE ADMINISTRATOR. Federated Services Company ("FSCo"), with offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides the Funds with certain administrative personnel and services necessary to operate the Fund. FSCo is an indirect, wholly-owned subsidiary of Federated Investors, Inc. ("Federated").

   THE DISTRIBUTOR. Federated Securities Corp. ("FSC"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trust's distributor. FSC, an indirect, wholly-owned subsidiary of Federated, is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.


THE TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTANT. FSCo, through its affiliate, Federated Shareholder Services Company ("FSSC"), a registered transfer agent, provides the Funds with certain transfer agency services. FSCo is the fund accountant for the Funds. FSCo and FSSC, P.O. Box 8606, Boston, Massachusetts 02266-8600, are indirect, wholly-owned subsidiaries of Federated.

   THE CUSTODIAN. The custodian for the Funds is Michigan National Bank, 27777 Inkster Road, Farmington Hills, Michigan 48333-9065. Michigan National Bank received a custodian fee of $323,971, which is equal to .02% of the average daily net assets of the Funds during the fiscal year ended April 30, 2000. Michigan National Bank will continue to serve as the custodian for the Funds following the approval by the shareholders of the New Advisory Agreement pursuant to Proposal 2.


PRINCIPAL SHAREHOLDERS

Each share is entitled to one vote and fractional shares have proportionate voting rights.

   At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of each Fund as follows:

INDEPENDENCE ONE PRIME MONEY MARKET FUND - CLASS K SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 171,255,882 Class K Shares (31.43%).


INDEPENDENCE ONE PRIME MONEY MARKET FUND - CLASS Y SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 49,833,988 Class Y Shares (24.91%); Oak Mall Shopping Center, Troy, MI, owned approximately 31,277,860 Class Y Shares (15.64%); Wolverine Packing Co., Detroit, MI, owned approximately 16,219,656 Class Y Shares (8.11%); R. Ferber, W. Bloomfield, MI, owned approximately 14,577,993 Class Y Shares (7.28%); and A. Kaufman, Commerce Twp., MI, owned approximately 14,181,146 Class Y Shares (7.09%).

INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND - CLASS K SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 109,586,361 outstanding Class K Shares (43.29%).


INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND - CLASS K SHARES Pierson & Co., Farmington Hills, MI, owned approximately 16,351,548 Class K Shares (17.05%); Art Van Furniture Tech Plaza, Concentration Account, Warren, MI, owned approximately 15,897,137 Class K Shares (16.58%); Christman Company, Control Account, Lansing, MI, owned approximately 9,714,401 Class K Shares (10.13%); and Clark Construction Company Inc., Lansing, MI, owned approximately 5,268,807 Class K Shares (5.50%).

INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND - CLASS A SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 4,438,418 Class A Shares (98.32%).


INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND - CLASS B SHARES Donaldson, Lufkin, Jenrette, Jersey City, NJ, owned approximately 5,648 Class B Shares (99.73%).

INDEPENDENCE ONE FIXED INCOME FUND - TRUST SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 8,898,687 Trust Shares (91.94%).

INDEPENDENCE ONE EQUITY PLUS FUND - CLASS A SHARES

Donaldson, Lufkin, Jenrette, Jersey City, NJ, owned approximately 8,503 Class A Shares (17.91%).

INDEPENDENCE ONE EQUITY PLUS FUND - TRUST SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 12,211,529 Trust Shares (80.01%); and Fidelity Investments Institutional Operations Co. Inc., Covington, KY, owned approximately 2,202,057 Trust Shares (14.73%).


INDEPENDENCE ONE INTERNATIONAL EQUITY FUND - CLASS A SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 2,097,181 Class A Shares (99.77%).


INDEPENDENCE ONE SMALL CAP FUND - CLASS A SHARES

Pierson & Co., Farmington Hills, MI, owned approximately 4,143,363 Class A Shares (96.87%).


From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of January 25, 2001, the Funds' Board and Officers as a group owned less than 1% of the Fund's outstanding shares.

INFORMATION ABOUT OFFICERS AND TRUSTEES OF THE TRUST

OFFICERS AND INCUMBENT TRUSTEES OF THE TRUST

The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, as well as the incumbent Trustees of the Trust who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

-------------------------------------------------------------------------------
Robert E. Baker
Birth Date: May 6, 1930
4327 Stoneleigh Road
Bloomfield Hills, MI

Trustee

Date Became a Trustee: April 8, 1991

Retired; formerly, Vice Chairman, Chrysler Financial Corporation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harold Berry
Birth Date: September 17, 1925
290 Franklin Center
29100 Northwestern Highway

Southfield, MI

Trustee

Date Became a Trustee: April 8, 1991

Managing Partner, Berry Investment Company, Berry Enterprises, Berry Ventures.

--------------------------------------------------------------------------------
Harry J. Nederlander
Birth Date: September 5, 1917
231 S. Old Woodward, Suite 219
Birmingham, MI

Trustee

Date Became a Trustee: April 8, 1991

Chairman, Nederlander Enterprises.

--------------------------------------------------------------------------------
Thomas S. Wilson
Birth Date: October 8, 1949
Two Championship Drive

Auburn Hills, MI

Trustee

Date Became a Trustee: September 15, 1995

President and Executive Administrator of the Detroit Pistons; President and CEO, Palace Sports Entertainment.

--------------------------------------------------------------------------------
Edward C. Gonzales
Birth Date: October 22, 1930
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

President

Date Became an Officer: July 27, 1990

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company and Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

Jeffrey W. Sterling
Birth Date: February 5, 1947
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Vice President and Assistant Treasurer

Date Became an Officer: June 26, 1989

Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.

--------------------------------------------------------------------------------
C. Grant Anderson
Birth Date: November 6, 1940
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA

Secretary

Date Became an Officer: March 3, 1999

Corporate Counsel, Federated Investors, Inc.

--------------------------------------------------------------------------------

TRUSTEE COMPENSATION

                                    AGGREGATE

NAME                                COMPENSATION
POSITION WITH TRUST                       FROM TRUST

-------------------------------------------------------

Robert E. Baker, Trustee            $16,000

Harold Berry, Trustee               $16,000

Nathan Forbes, Trustee*             $16,000

Harry J. Nederlander, Trustee#      $16,000

Thomas S. Wilson, Trustee#          $16,000

Edward C. Gonzales, President       $0

Jeffrey W. Sterling, Vice President and Treasurer     $0

C. Grant Anderson, Secretary        $0

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the 1940 Act. A pound sign (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings. Information is provided for the fiscal year ended April 30, 2000. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

During the fiscal year ended April 30, 2000, there were four meetings of the Board of Trustees. All members of the Board were present for each meeting with the exception of Harry J. Nederlander, who was present for two meetings.

Messrs. Baker and Berry serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended April 30, 2000, there were two meetings of the Audit Committee. Both members of the Audit Committee were present for each meeting. The Audit Committee members receive no annual fee for attendance at the meetings.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE. Shareholders of record at the close of business January 25, 2001 are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter presented at the Meeting.

VOTING METHODS. You may vote your shares by mail or in person at the Meeting. To vote by mail, please sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for Proposal 1, Proposal 2, or Proposal 3 your proxy card will be voted as you indicated. For shareholders of all Funds, if you simply sign and date the proxy card, but do not specify a vote for Proposal 1, your shares will be voted IN FAVOR of approval of Proposal 1, election of a Trustee for the Funds (Proposal 1), and if you do not specify a vote for Proposal 2, your shares will be voted IN FAVOR of approval of Proposal 2, a new advisory agreement with IOCM for the Funds (Proposal 2). For shareholders of International Equity Fund, if you simply sign and date the proxy card, but do not specify a vote for Proposal 3(a), your shares will be voted IN FAVOR of approval of Proposal 3(a), a new subadvisory contract with AAAM for International Equity Fund (Proposal 3(a)). For shareholders of Equity Plus Fund, if you simply sign and date the proxy card, but do not specify a vote for Proposal 3(b), your shares will be voted IN FAVOR of approval of Proposal 3(b), a new subadvisory contract with SSC for Equity Plus Fund (Proposal 3(b)). For shareholders of Small Cap Fund, if you simply sign and date the proxy card, but do not specify a vote for Proposal 3(c), your shares will be voted IN FAVOR of approval of Proposal 3(c), a new subadvisory contract with SSC for Small Cap Fund (Proposal 3(c)).

VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM AND REQUIRED VOTE. Holders of more than 50% of the total number of outstanding voting shares of all series and classes entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal made pertaining to the election of a Trustee. Holders of more than 50% of the total number of outstanding shares of each Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not treated as votes cast, at the Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes AGAINST the proposal.

The approval by shareholders of each Fund of a new advisory agreement and the approval by shareholders of International Equity Fund, Equity Plus Fund and Small Cap Fund of a new subadvisory agreement will be determined on the basis of a vote of a "majority of the outstanding voting securities" of each Fund, as defined in and required by the 1940 Act. This vote to approve each Proposal, except the election of Trustees, requires the lesser of (a) 67% or more of the voting securities of each Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of each Fund. Trustees are elected by plurality vote.

ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposal(s) have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal(s). The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

SHAREHOLDER PROPOSALS. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attn:
Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that are expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                    By the Order of the Board of Trustees of Independence One Mutual Funds

                                C. Grant Anderson

                                    Secretary

January 30, 2001


                                      A-11

                                    EXHIBIT A

                     FORM OF NEW ADVISORY AGREEMENT FOR THE FUNDS

                          INDEPENDENCE ONE MUTUAL FUNDS

                          INVESTMENT ADVISORY CONTRACT

      This Contract is made between Independence One Capital Management Corporation, a registered investment adviser having its principal place of business in Farmington Hills, Michigan (the "Adviser"), and Independence One Mutual Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

                  WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Trust and will place orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the policy, with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (hereinafter defined) or as the Board of Trustees may direct from time to time.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Fund's expenses and the Fund's allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative services; expenses incurred in the distribution of each Fund's shares including expenses of administrative support services; fees and expenses of preparing and printing amendments to its Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940; expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; expenses of registering, licensing, or other authorization of the Trust as a broker-dealer and of its officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. This Contract shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Contract shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty
(60) days' written notice to Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless the Adviser and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever, (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make statements therein not misleading, unless such statement or omission was made in reliance upon and conformity with written information furnished to the Trust with respect to the Adviser by or on behalf of the Adviser expressly for use in the Registration Statement or Prospectuses, or any amendment or supplement thereof.

      If any action is brought against the Adviser or any controlling person thereof in respect of which indemnity may be sought against the Trust pursuant to the foregoing paragraph, the Adviser shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. The Adviser or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Adviser or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim or action effected without its written consent. The Trust agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of shares or in connection with such Registration Statement or Prospectuses.

      (b) The Adviser agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of
Section 15 of the 1933 Act, to the same extent as the foregoing indemnity from the Trust to the Adviser but only with respect to statements or omissions, if any, made in the Registration Statement or Prospectuses or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust with respect to the Adviser by or on behalf of the Adviser expressly for use in the Registration Statement or Prospectuses or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or Prospectuses, or any amendment or supplement thereof, and in respect of which indemnity may be sought against the Adviser, the Adviser shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to the Adviser by the provisions of subsection (a) above.

      (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Contract.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

      12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                    EXHIBIT A

                    INDEPENDENCE ONE PRIME MONEY MARKET FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                    EXHIBIT B

                     INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                       EXHIBIT C
                   INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                       EXHIBIT D
                   INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.70% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    EXHIBIT E

                        INDEPENDENCE ONE EQUITY PLUS FUND

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    EXHIBIT F

                       INDEPENDENCE ONE FIXED INCOME FUND

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    EXHIBIT G

                                     to the

                          Investment Advisory Contract

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

                                    EXHIBIT H

                                     to the

                          Investment Advisory Contract

                         INDEPENDENCE ONE SMALL CAP FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 0.50% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this      day of                 , 2001.
                                            ----        ----------------


                                    INDEPENDENCE ONE CAPITAL
                                    MANAGEMENT CORPORATION



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:


                                    INDEPENDENCE ONE MUTUAL FUNDS



                                    By:
                                       ---------------------------
                                    Name:
                                    Title:



C-1

B-1

                                    EXHIBIT B

                  FUNDS ADVISORY FEE RATE AND AGGREGATE ADVISORY FEES

                                           Aggregate Fees Paid by the Funds
                                          for the fiscal year ended April 30,
                                                         2000

      FUND                ANNUAL RATE     FULL FEE            NET OF WAIVER
      ----                -----------     --------            -------------

Prime Money Market    0. 40% applied to   $2,796,477          $1,048,679
Fund                  the daily net
                      assets of the Fund

Treasury Money        0.40% applied to    $882,256            $882,256
Market Fund           the daily net
                      assets of the Fund

Michigan Municipal    0.40% applied to    $392,896            $245,560
Cash Fund             the daily net
                      assets of the Fund

Government            0.70% applied to    $359,790            $154,196
Securities Fund       the daily net
                      assets of the Fund

Fixed Income Fund     0.75% applied to    $669,504            $267,802
                      the daily net
                      assets of the Fund

Equity Plus Fund      0.40% applied to    $1,260,497          $945,373
                      the daily net
                      assets of the Fund

Small Cap Fund        0.50% applied to    $169,653            $169,653
                      the daily net
                      assets of the Fund

International Equity  1.00% applied to    $198,536            $115,060
Fund                  the daily net
                      assets of the Fund




C-1

                                    EXHIBIT C

              DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS ASSOCIATED WITH

                    INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION



DIRECTORS

NAME                       PRINCIPAL OCCUPATION



Robert J. Stapleton        Head of Investment Services
                          Michigan National Corporation

Kevin J. Van Solkema       Head of Risk Management
                          Michigan National Corporation



OFFICERS

NAME                       POSITION WITH IOCM AND PRINCIPAL OCCUPATION
----                       -------------------------------------------

Robert J. Stapleton, Jr.   President
Linda Flower-McCann        Vice President
John P. Keegan, Jr.        Vice President
Bruce N. Beaumont          Vice President
Sharon Dischinger          Vice President
Janice A. Teeters          Vice President
Dean Kelly                 Vice President
Maureen B. Golab           Vice President
Laura Nieber               Chief Legal Officer and Secretary
Alan Telford               Vice President
Theresa Good               Treasurer
Timothy D. Wasson          Chief Compliance Officer



D-6

                                       D-2

                                    EXHIBIT D

            FORM OF NEW SUBADVISORY CONTRACT FOR INTERNATIONAL EQUITY FUND

                         INDEPENDENCE ONE MUTUAL FUNDS

                             SUB-ADVISORY AGREEMENT

      THIS AGREEMENT is made between Independence One Capital Management Corporation, a registered investment adviser (hereinafter referred to as "Adviser") and ABN AMRO Asset Management (USA), LLC, located in Chicago, Illinois (hereinafter referred to as the "Sub-Adviser").

                                   WITNESSETH:

      That the parties hereto, intending to be legally bound, hereby agree as follows:

      1. NOTICE OF ADVICE. Pursuant to its Investment Advisory Contract with the Independence One Mutual Funds ("Trust"), and subject to the direction of the Trustees of the Trust ("Trustees"), the Adviser has been retained to provide investment advisory services to the Independence One International Equity Fund, a portfolio of the Trust ("Fund"). Interests in the Fund may be offered in one or more classes of shares ("Classes"). Pursuant to Paragraph 8 of the Investment Advisory Contract, Adviser wishes to retain Sub-Adviser to provide, and Sub-Adviser agrees to furnish, a continuous investment program for the Fund, including investment research and management with respect to all securities and investments in the Fund, other than assets retained by the Adviser in its discretion. The Adviser will keep the Sub-Adviser informed at all times as to the nature and amount of such retained securities (except for U.S. dollar-denominated cash and cash equivalents). The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Sub-Adviser will provide the services rendered by it hereunder subject to the direction of the Trustees and the Adviser, and in conformity with: The Fund's investment objective(s) and policies as stated in the Fund's then-current Registration Statement on Form N-1A; all applicable Rules and Regulations of the US Securities and Exchange Commission; and the Securities Act of 1933, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, all as amended. In connection with its services to the Fund, Sub-Adviser will submit for the Adviser's approval a written description of the Sub-Adviser's investment philosophy and process, performance objective and benchmark, investment guidelines, and listing of reports to be provided, all as may be adjusted from time to time. Sub-Adviser acknowledges that Adviser will retain direct responsibilities for: investment research and management with respect to the U.S. dollar-denominated cash and cash equivalents in the Fund; the selection and compensation of the Sub-Adviser; the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objective and policies; the monitoring of the selection of brokers and dealers effecting transactions on behalf of the Fund; the maintenance and furnishing of all required records or reports pertaining to the Fund to the extent those records or reports are not maintained or furnished by the Sub-Adviser or other agents employed by the Fund.

      2. REPRESENTATIONS OF SUB-ADVISER. Sub-Adviser hereby represents to Adviser that it is duly registered as an investment adviser with (a) the United States Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, and (b) any state authorities with which such registration is necessary in order to lawfully provide services pursuant to this Agreement. Sub-Adviser hereby agrees to maintain such registrations in effect for so long as it continues to provide services pursuant to this Agreement and to notify Adviser immediately upon termination or revocation of any such registration during such period.

     3. BROKERAGE. Sub-Adviser may place orders for the execution of transactions with or through such broker-dealers (including floor brokers) or banks as Sub-Adviser may select, subject to the Adviser's review. Any accounts opened with such broker-dealers or banks shall be in the name of the Fund.

      4. RECORDS AND CONFIRMS. Sub-Adviser will send Adviser a record of the investments and positions of the Fund as soon as reasonably possible after the end of each quarterly period. Copies of confirmations of transactions executed for the Fund will be sent by the broker-dealers executing the transactions promptly to the custodian for the Fund and the Sub-Adviser. Sub-Adviser does not assume responsibility for the accuracy of information furnished by Adviser or any other party.

      5. CONFIDENTIALITY. All information and advice furnished by either party hereto to the other shall be treated as confidential and shall not be disclosed to third parties, unless generally known or otherwise publicly available, and except as required by regulatory agencies or otherwise by law.

      6. OTHER CLIENTS. Sub-Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. Sub-Adviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients. Except as otherwise required by law, Sub-Adviser shall not make any information about the accounts of its clients available to Adviser or the Fund.

      Adviser recognizes that transactions in a specific security or securities may not be accomplished for all client accounts at the same time or at the same price.

      In the performance of Sub-Adviser's services hereunder, Sub-Adviser shall not be liable for any failure to recommend or effect any purchase or sale, or other investment or trading strategy on the basis of any information known to Sub-Adviser where the utilization of such information might, in Sub-Adviser's opinion, constitute a violation of any federal or state law, rules or regulations, or the breach of any fiduciary duty or confidential relationship between Sub-Adviser and any other person or persons

     7. ADVISER'S REPRESENTATIONS. Adviser represents that it has full authority to grant Sub-Adviser the authority given to Sub-Adviser under this Agreement.

     8. FEES. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth in Exhibit A attached hereto.

      Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or Class of the Fund) to the extent that the Fund's expenses exceed such expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

      9. TERM. This Agreement shall begin for the Fund on the date that the parties execute this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

      10. TERMINATION. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "Act")) of the Fund on sixty (60) days' written notice to Adviser; and (b) by Sub-Adviser or Adviser upon sixty (60) days written notice to the other party to the Agreement.

      11.  AUTOMATIC TERMINATION.  This Agreement shall automatically terminate:
           ---------------------

(a)   in the event of its assignment (as defined in the Act); or
(b) in the event of termination of the Investment Advisory Contract between the Trust and Adviser ("Investment Advisory Contract" for any reason whatsoever.

      12. LIMITATION OF AUTHORITY. Neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Act) to the Fund except as provided herein and in the Investment Advisory Contract between the Adviser and the Fund or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 10 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 13.

      13. NOTICES. Notices regarding termination or other matters of this Agreement or other matters shall be sent by certified mail or overnight by a nationally recognized courier and shall be deemed given when received at the addresses specified below, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Sub-Adviser may rely on any notice from any person reasonably believed to be genuine and authorized.

If to Sub-Adviser:                                    If to Adviser:

ABN AMRO Asset Management (USA), LLC            Independence One Capital
208 S. LaSalle Street                           Management Corporation
4th Floor                                       27777 Inkster Road
Chicago, IL   60604-1003                        Farmington     Hills,    MI
48334

Attn:  Steven A. Smith                        Attn: Robert J. Stapleton, Jr.


    14. INDEMNIFICATION. (a) (i) In any threatened, pending or completed action, suit or proceeding to which the Sub-Adviser, was, is or is threatened to be made a party, in connection with or relating to the services performed by the Sub-Adviser for the Adviser or the Fund as contemplated herein, including, without limitation, any breach of any representations, warranties or covenants made by the Adviser in this Agreement or any failure by the Adviser to comply with the federal or any state securities laws or the rules and regulations promulgated thereunder or any other federal or state law, or any rule or regulation promulgated by a governmental agency or self-regulatory organization, Adviser shall indemnify and hold harmless the Sub-Adviser, against any loss, liability, damage, cost and expense (including reasonable attorneys' and accountants' fees and disbursements) incurred or suffered by the Sub-Adviser in connection with the investigation, defense or settlement of any such action, suit or proceeding, only if the acts or omissions of the Sub-Adviser, did not involve willful misfeasance, gross negligence, bad faith or reckless disregard of its duties and obligations under this Agreement; and (ii) In the event that the Sub-Adviser is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the activities or claimed activities of Adviser or its partners, officers, directors, employees, agents or affiliates unrelated to the Sub-Adviser or the Sub-Adviser's business, Adviser shall indemnify, defend and hold harmless the Sub-Adviser against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and disbursements to be paid as incurred) incurred in connection therewith. As used in subparagraphs (i) through (ii) above, the term "Sub-Adviser" shall include the Sub-Adviser's directors, officers, shareholders, employees, agents and affiliates.

     (B) (I) IN ANY THREATENED, PENDING OR CONTEMPLATED ACTION, SUIT OR PROCEEDING TO WHICH THE ADVISER, WAS, IS OR IS THREATENED TO BE MADE A PARTY, IN CONNECTION WITH OR RELATING TO THE SERVICES PERFORMED BY THE SUB-ADVISER FOR THE ADVISER OR THE FUND AS CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, ANY BREACH OF ANY REPRESENTATIONS, WARRANTIES OR COVENANTS MADE BY SUB-ADVISER IN THIS AGREEMENT OR ANY FAILURE BY SUB-ADVISER TO COMPLY WITH THE FEDERAL OR ANY STATE SECURITIES LAWS OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR ANY OTHER FEDERAL OR STATE LAW, OR ANY RULE OR REGULATION PROMULGATED BY ANY GOVERNMENTAL AGENCY OR SELF-REGULATORY ORGANIZATION, SUB-ADVISER SHALL INDEMNIFY AND HOLD HARMLESS THE ADVISER, AGAINST ANY LOSS, LIABILITY, DAMAGE, COST AND EXPENSE (INCLUDING REASONABLE ATTORNEYS' AND ACCOUNTANTS' FEES AND DISBURSEMENTS) INCURRED OR SUFFERED BY THE ADVISER IN CONNECTION WITH THE INVESTIGATION, DEFENSE OR SETTLEMENT OF ANY SUCH ACTION, SUIT OR PROCEEDING, ONLY IF THE ACTS OR OMISSIONS OF THE ADVISER DID NOT INVOLVE WILLFUL MISFEASANCE, GROSS NEGLIGENCE, BAD FAITH OR RECKLESS DISREGARD OF ITS DUTIES AND OBLIGATIONS UNDER THIS AGREEMENT; AND (II) IN THE EVENT THAT THE ADVISER IS MADE A PARTY TO ANY CLAIM, DISPUTE OR LITIGATION OR OTHERWISE INCURS ANY LOSS OR EXPENSE AS A RESULT OF OR IN CONNECTION WITH THE ACTIVITIES OR CLAIMED ACTIVITIES OF SUB-ADVISER OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR AFFILIATES UNRELATED TO THE ADVISER OR THE ADVISER'S BUSINESS, SUB-ADVISER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE ADVISER AGAINST ANY LOSS, LIABILITY, DAMAGE, COST AND EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' AND ACCOUNTANTS' FEES AND DISBURSEMENTS TO BE PAID AS INCURRED) INCURRED IN CONNECTION THEREWITH. AS USED IN SUBPARAGRAPHS (I) THROUGH
          (II) ABOVE, THE TERM "ADVISER" SHALL INCLUDE THE ADVISER AND THE ADVISER'S DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES, AGENTS AND AFFILIATES.


    (c) In the event that a person entitled to indemnification under Sections 15
(a) or (b) is made a party to an action, suit or proceeding alleging both matters for which indemnification can be made hereunder and matters for which indemnification may not be made hereunder, such person shall be indemnified only for that portion of the loss, liability, damage, cost or expense incurred in such action, suit or proceeding which relates to the matters for which indemnification can be made.

    (d) None of the indemnifications contained in this Section 15 shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by the part(ies) claiming indemnification without the prior written consent of the party obligated to indemnify such party.

     (e) The provisions of this Section 15 shall survive the termination or other expiration of this Agreement.

    15. INDEPENDENT CONTRACTORS. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of Adviser. It is expressly agreed to by the parties hereto that the relationship created by this Agreement does not create a partnership or joint venture between the Sub-Adviser and the Adviser. Except as specifically set forth herein with respect to the Sub-Adviser's authority to place orders approved by the Adviser to broker-dealers or banks for trading the accounts of the Fund, neither party shall have any authority to bind the other nor shall either party represent to third parties that it has such authority.

    16. LIABILITY. Neither the Sub-Adviser nor any of its agents, employees, principals, directors, or officers or any person who controls the Sub-Adviser shall be liable to Adviser or its officers, directors, partners, employees, agents or any person who controls Adviser or any of its successors, or assigns under this Agreement, except by reason of acts or omissions in contravention of this Agreement due to willful misfeasance, gross negligence, bad faith, reckless disregard of its duties and obligations under this Agreement, or knowing and grossly negligent or reckless violation of applicable law. Adviser acknowledges that all transactions made by the Sub-Adviser on behalf of the Fund, shall be for the account and risk of the Fund. The Sub-Adviser shall have no responsibility for the execution or clearance of the Fund's trades once orders have been transmitted to the executing broker-dealer or bank for those trades. Notwithstanding the foregoing sentences, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser may have under the federal securities laws or state securities laws.

    17.  DISCLOSURE.
         ----------

    (a) Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV), as required by Rule 204-3 under the Investment Advisers Act of 1940, not less than 48 hours prior to the date of execution of this agreement shown below.

    (b) Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV) less than 48 hours prior to, but not later than, the date of execution of this agreement. Accordingly, Adviser shall have the option to terminate this agreement without penalty within five business days after that date of execution; provided, however, that any investment action taken by Adviser with respect to the Fund prior to the effective date of such termination shall be at Fund's risk.

     18. ENTIRE AGREEMENT: GOVERNING LAW. This agreement constitutes the entire agreement of the parties with respect to the rendering of advice by Sub-Adviser for the benefit of Adviser and the Fund and can be amended only by written document signed by the parties. This agreement shall be governed by the laws of the State of Michigan.

    19. AMENDMENT. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested person, as defined in
Section 2(a)(19) of the Act, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duty authorized officers this _____day of _________, 2001.

    ATTEST:                               Independence One Capital
                                          Management Corporation

    -------------------------             ----------------------------
    Secretary                                   Director, Investment Services
    James Rose                                  Robert J. Stapleton, Jr.
                                        ABN AMRO Asset Management     (USA), LLC




    -------------------------             -----------------------------
    Secretary                                   Director of  Mutual Funds
                                          Steven A. Smith



EXHIBIT A

                          INDEPENDENCE ONE MUTUAL FUNDS

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

                             SUB-ADVISORY AGREEMENT

Adviser will pay Sub-Adviser as full compensation for services rendered hereunder an annual fee at the rate of 0.60% based on the average daily value of the net assets of the Fund managed by the Sub-Adviser. The fee shall be calculated as determined by the Fund on the last day of each month on which the New York Stock Exchange is open and shall be payable on a monthly basis, in arrears.

This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

Adviser:


----------
(initials)



Sub-Adviser:


---------
(initials)


G-1

                                       E-1

                                    EXHIBIT E

            INTERNATIONAL EQUITY FUND'S SUBADVISORY FEE RATE AND AGGREGATE

                                SUBADVISORY FEES



                                            AGGREGATE FEE PAID BY THE FUND

                                         FOR THE FISCAL YEAR ENDED APRIL 30,

                                                         2000

ACTUAL SUBADVISORY FEE PAID TO NAM

      FUND                ANNUAL RATE     FULL FEE            NET OF WAIVER

International Equity  0. 30% applied to   $60,139             $60,139
Fund                  the daily net
                      assets of the Fund

                                             PRO FORMA AGGREGATE FEE PAID

                                            BY THE FUND FOR THE FISCAL YEAR
                                                 ENDED APRIL 30, 2000

PRO FORMA SUBADVISORY FEE PAID TO AAAM

      FUND                ANNUAL RATE     FULL FEE            NET OF WAIVER

International Equity  0. 60% applied to   $120,278            $120,278
Fund                  the daily net
                      assets of the Fund



                                       F-1

                                    EXHIBIT F

     PRINCIPAL EXECUTIVE OFFICERS AND BOARD OF MANAGERS OF ABN AMRO ASSET MANAGEMENT (USA) LLC

Name and Position           Name of                    Position with
                                   -
WITH INVESTMENT ADVISER     OTHER COMPANY              OTHER COMPANY

James B. Wynsma             ABN AMRO Funds             Trustee
Chairman                    ABN AMRO Fund Services,    Director
                            Inc.                       Vice Chairman (Retired)
                            LaSalle Bank, N.A.

Thomas Heagy                ABN AMRO North America     CFO, Director
Manager                     Holding Company
                            LaSalle Bank, N.A.         Vice Chairman

Robert Quinn                ABN AMRO North America,    Chief Legal Counsel
Manager                     Inc.                       (Retired)

Daniel Shannon              None
Manager

Randall C. Hampton          LaSalle Bank N.A.          Executive Vice President
President, CEO              ABN AMRO Funds             President, CEO
Manager                     ABN AMRO Fund Services,    Director, President
                            Inc.

                                       G-3

                                    EXHIBIT G

                 FORM OF NEW SUBADVISORY CONTRACT FOR EQUITY PLUS FUND

                          INDEPENDENCE ONE MUTUAL FUNDS

                             SUB-ADVISORY AGREEMENT

      THIS AGREEMENT is made between Independence One Capital Management Corporation, a registered investment adviser (hereinafter referred to as "Adviser") and Sosnoff Sheridan Corporation, an Illinois corporation located in Chicago, Illinois (hereinafter referred to as the "Sub-Adviser").

                                   WITNESSETH:

      That the parties hereto, intending to be legally bound, hereby agree as follows:

1. NOTICE OF ADVICE: Sub-Adviser hereby agrees to furnish to Adviser in its capacity as Investment adviser to the Independence One Equity Plus Fund (the "Fund"), a portfolio of the Independence One Mutual Funds ("Trust"), such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund, which may be offered in one or more classes of shares ( "Classes"). Sub-Adviser shall furnish such advice and information to Adviser on a non-discretionary basis. Sub-Adviser shall not have custody of any funds or securities of the Fund at any time.

2. REPRESENTATIONS OF SUB-ADVISER. Sub-Adviser hereby represents to Adviser that it is duly registered as an investment adviser with (a) the United States Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, and (b) any state authorities with which such registration necessary in order to lawfully provide services pursuant to this Agreement. Sub-Adviser hereby agrees to maintain such registrations in effect for so long as it continues to provide services pursuant to this Agreement and to notify Adviser immediately upon termination or revocation of any such registration during such period.

3. BROKERAGE. Sub-Adviser may placed orders for the execution of transactions with or through such brokers-dealers (including floor brokers) or banks as Adviser may select. Sub-Adviser may suggest broker-dealers or banks to Adviser; however, Adviser will choose the broker-dealer or banks through which Sub-Adviser may place orders. Any accounts opened with such broker-dealers or banks shall be in the name of the Fund.

4. RECORDS AND CONFIRMS. Sub-Adviser will send Adviser a record of the investments and positions of Fund as soon as reasonably possible after the end of each quarterly period. Copies of confirmations of transactions executed for the Fund will be sent by the broker-dealers executing the transactions promptly to the custodian for the Fund and the Sub-Adviser, if the custodian is other than the broker-dealer. Otherwise, copies of confirmations of transactions executed will be sent by the broker-dealers executing the transactions to Sub-Adviser and the Fund. Sub-Adviser does not assume responsibility for the accuracy of information furnished by Adviser or any other party.

     5. VOTING. Unless otherwise specifically agreed, Sub-Adviser will not be required to take any action, or render any advice, with respect to the voting of securities held by the Fund.

6. CONFIDENTIALITY. All information and advice furnished by either party hereto to the other shall be treated as confidential and shall not be disclosed to third parties, unless generally known or otherwise publicly available, and except as required by regulatory agencies or otherwise by law.

7. OTHER CLIENTS. Sub-Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. Sub-Adviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients. Except as otherwise required by law, Sub-Adviser shall not make any information about the accounts of its clients available to Adviser or the Fund.

      Adviser recognizes that transactions in a specific security or securities may not be accomplished for all client accounts at the same time or at the same price.

      In the performance of Sub-Adviser's services hereunder, Sub-Adviser shall not be liable for any failure to recommend or effect any purchase or sale, or other investment or trading strategy on the basis of any information known to Sub-Adviser where the utilization of such information might, in Sub-Adviser's opinion, constitute a violation of any federal or state law, rules or regulations, or the breach of any fiduciary duty or confidential relationship between Sub-Adviser and any other person or persons.

     8. ADVISER'S REPRESENTATIONS. Adviser represents that it has full authority to grant Sub-Adviser the authority given to Sub-Adviser under this Agreement.

     9. FEES. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth on Exhibit A attached hereto.

      Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or Class of the Fund) to the extent that the Fund's expenses exceed such expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

10. TERM. This Agreement shall begin for the Fund on the date that the parties execute this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

11. TERMINATION. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940 (the "Act")) of the Fund on sixty (60) days written notice to Adviser; and (b) by Sub-Adviser or Adviser upon sixty (60) days written notice to the other party to the Agreement.

12.   AUTOMATIC TERMINATION.  This Agreement shall automatically terminate:
      ---------------------
(a)   in the event of its assignment (as defined in the Act); or

(b)  in the event of termination of the Investment Advisory Contract between the
     Trust  and  Adviser   ("Investment   Advisory  Contract")  for  any  reason
     whatsoever.

13. LIMITATION OF AUTHORITY. Neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Act) to the Fund except as provided herein and in the Investment Advisory contract between the Adviser and the Fund or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 10 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser of Adviser as the case may be, shall not be prohibited from serving as an investment advisor to such Fund by reason of the provisions of this Paragraph 13.

14. NOTICES. Notices regarding termination or other matters of this Agreement or other matters shall be certified mail or overnight by a nationally recognized courier and shall be deemed given when received at the addresses specified below, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Sub-Adviser may rely on any notice from any person reasonably believed to be genuine and authorized.

      If to Sub-Adviser:                        If to Adviser:
      Sosnoff Sheridan Corporation        Independence One Capital
      440 South LaSalle Street            Management Corporation
      Suite 2301                          27777 Inkster Road
      Chicago, Illinois 60605                   Farmington Hills, Michigan 48334
Attention:  Tom Sosnoff                   Attention:  Robert J. Stapleton, Jr.

INDEMNIFICATION. (a) (i) In any threatened, pending or completed action, suit or proceeding to which the Sub-Adviser, was, is or is threatened to be made a party, in connection with or relating to the services performed by the Sub-Adviser for the Adviser or the Fund as contemplated herein, including, without limitation, any breach of any representations, warranties or convenants made by the Adviser in this Agreement or any failure by the Adviser to comply with the federal or any state securities laws or the rules and regulations promulgated thereunder or any other federal or state law, or any rule or regulation promulgated by a governmental agency or self-regulatory organization, Adviser shall indemnify and hold harmless the Sub-Adviser, against any loss, liability, damage, cost and expense (including reasonable attorneys' and accountants' fees and disbursements) incurred or suffered by the Sub-Adviser in connection with the investigation, defense or settlement of any such action, suit or proceeding, only if the acts or omissions of the Sub-Adviser, did not involve willful misfeasance, gross negligence, bad faith or reckless disregard of its duties and obligations under this Agreement; and (ii) In the event that the Sub-Adviser is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the activities or claimed activities of Adviser or its partners, officers, directors, employees, agents or affiliates unrelated to the Sub-Adviser or the Sub-Adviser's business, Adviser shall indemnify, defend and hold harmless the Sub-Adviser against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and disbursements to be paid as incurred) incurred in connection therewith. As used is subparagraphs (i) through (ii) above, the term "Sub-Adviser" shall include the Sub-Adviser's directors, officers, shareholders, employees, agents and affiliates.

G-4

(b) (i) In any threatened, pending or contemplated action, suit or proceeding to which the Adviser, was, is or is threatened to be made a party, in connection with or relating to the services performed by the Sub-Adviser for the Adviser or the Fund as contemplated herein, including, without limitation, any breach of any representations, warranties or covenants made by Sub-Adviser in this Agreement or any failure by Sub-Adviser to comply with the federal or any state securities laws or the rules and regulations promulgated thereunder or any other federal or state law, or any rule or regulation promulgated by any governmental agency or self-regulatory organization, Sub-Adviser shall indemnify and hold harmless the Adviser, against any loss, liability, damage, cost and expense (including reasonable attorneys' and accountants' fees and disbursements) incurred or suffered by the Adviser in connection with the investigation, defense or settlement of any such action, suit or proceeding, only if the acts or omissions of the Adviser did not involve willful misfeasance, gross negligence, bad faith or reckless disregard of its duties and obligations under this Agreement; and (ii) In the event that the Adviser is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the activities or claimed activities of Sub-Adviser or its officers, directors, employees, agents or affiliates unrelated to the Adviser or the Adviser's business, Sub-Adviser shall indemnify, defend and hold harmless the Adviser against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and disbursements to be paid as incurred) incurred in connection therewith. As used in subparagraphs (i) through (ii) above, the term "Adviser" shall include the Adviser and the Adviser's directors, officers, shareholders, employees, agents, and affiliates.

(c) In the event that a person entitled to indemnification under Sections 15 (a) and (b) is made a party to an action, suit or proceeding alleging both matters for which indemnification can be made hereunder and matters for which indemnification may not be made hereunder, such person shall be indemnified only for that portion of the loss, liability, damage, cost or expense incurred in such action, suit or proceeding which relates to the matters for which indemnification can be made.

(d) None of the indemnifications contained in this Section 15 shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by the part(ies) claiming indemnification without the prior written consent of the party obligated to indemnify such party.

(e) The provisions of this Section 15 shall survive the termination or other expiration of this Agreement.

16. INDEPENDENT CONTRACTORS. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of Adviser. It is expressly agreed to by the parties hereto that the relationship created by this Agreement does not create a partnership or joint venture between the Sub-Adviser and the Adviser. Except as specifically set forth herein with respect to the Sub-Adviser's authority to place orders approved by the Adviser to broker-dealers or banks for trading the accounts of the Fund, neither party shall have any authority to bind the other nor shall either party represent to third parties that it has such authority.

17. LIABILITY. Neither the Sub-Adviser nor any of its agents, employees, principals, directors, or officers or any person who controls the Sub-Adviser shall be liable to Adviser or its officers, directors, partners, employees, agents or any person who controls Adviser or any of its successors, or assigns under this Agreement, except by reason of acts or omissions in contravention of this Agreement due to willful misfeasance, gross negligence, bad faith, reckless disregard of its duties and obligations under this Agreement, or violation of applicable law. Adviser acknowledges that all transactions made by the Sub-Adviser on behalf of the Fund, shall be for the account and risk of the Fund. The Sub-Adviser shall have no responsibility for the execution or clearance of the Fund's trades once orders have been transmitted to the executing broker-dealer or bank for those trades. Notwithstanding the foregoing sentences, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser may have under the federal securities laws or state securities laws.

18.   DISCLOSURE.
      ----------

      Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV), as required by Rule 204-3 under the Investment Advisers Act of 1940, not less than 48 hours prior to the date of execution of this agreement shown below.

      Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV) less than 48 hours prior to, but not later than, the date of execution of this agreement. Accordingly, Adviser shall have the option to terminate this agreement without penalty within five business days after that date of execution; provided, however, that any investment action taken by Adviser with respect to the Fund prior to the effective date of such termination shall be at Fund's risk.

     19. ENTIRE AGREEMENT: GOVERNING LAW. This agreement constitutes the entire agreement of the parties with respect to the rendering of advice by Sub-Adviser for the benefit of Adviser and the Fund and can be amended only by written document signed by the parties. This agreement shall be governed by the internal laws of the State of Illinois.

20. AMENDMENT. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested person, as defined in
Section 2(a)(19) of the Act, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duty authorized officers, and their corporate seals affixed hereto this _____day of ___________, 2000.

ATTEST:                             INDEPENDENCE ONE CAPITAL

                                       MANAGEMENT CORPORATION





------------------------            -------------------------------

Secretary                           Director, Investment Services

James Rose                          Robert J. Stapleton, Jr.





                          SOSNOFF SHERIDAN CORPORATION

-----------------------       ---------------------------------

Secretary                     Vice President

Scott D. Sheridan                   Scott D. Sheridan


EXHIBIT A

                          Independence One Mutual Funds

                        Independence One Equity Plus Fund

                             Sub-Advisory Agreement

Advisor will pay Sub-Adviser as full compensation for services rendered hereunder, an annual fee at the rate of 0.035% based on the average daily value of the equity securities in the Fund. The fee shall be calculated as determined by the Fund on the last day of each month on which the New York Stock Exchange is open and shall be payable on a monthly basis, in arrears.

This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

Adviser:


---------
(initials)


Sub-adviser:



---------
(initials)



H-5

                                    EXHIBIT H

                  FORM OF NEW SUBADVISORY CONTRACT FOR SMALL CAP FUND

                          INDEPENDENCE ONE MUTUAL FUNDS

                             SUB-ADVISORY AGREEMENT

      THIS AGREEMENT is made between Independence One Capital Management Corporation, a registered investment adviser (hereinafter referred to as "Adviser") and Sosnoff Sheridan Corporation, an Illinois corporation located in Chicago, Illinois (hereinafter referred to as the "Sub-Adviser").

                                   WITNESSETH:

      That the parties hereto, intending to be legally bound, hereby agree as follows:

1. NOTICE OF ADVICE: Sub-Adviser hereby agrees to furnish to Adviser in its capacity as Investment adviser to the Independence One Small Cap Fund (the "Fund"), a portfolio of the Independence One Mutual Funds ("Trust"), such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund, which may be offered in one or more classes of shares ( "Classes"). Sub-Adviser shall furnish such advice and information to Adviser on a non-discretionary basis. Sub-Adviser shall not have custody of any funds or securities of the Fund at any time.

2. REPRESENTATIONS OF SUB-ADVISER. Sub-Adviser hereby represents to Adviser that it is duly registered as an investment adviser with (a) the United States Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, and (b) any state authorities with which such registration necessary in order to lawfully provide services pursuant to this Agreement. Sub-Adviser hereby agrees to maintain such registrations in effect for so long as it continues to provide services pursuant to this Agreement and to notify Adviser immediately upon termination or revocation of any such registration during such period.

3. BROKERAGE. Sub-Adviser may placed orders for the execution of transactions with or through such brokers-dealers (including floor brokers) or banks as Adviser may select. Sub-Adviser may suggest broker-dealers or banks to Adviser; however, Adviser will choose the broker-dealer or banks through which Sub-Adviser may place orders. Any accounts opened with such broker-dealers or banks shall be in the name of the Fund.

4. RECORDS AND CONFIRMS. Sub-Adviser will send Adviser a record of the investments and positions of Fund as soon as reasonably possible after the end of each quarterly period. Copies of confirmations of transactions executed for the Fund will be sent by the broker-dealers executing the transactions promptly to the custodian for the Fund and the Sub-Adviser, if the custodian is other than the broker-dealer. Otherwise, copies of confirmations of transactions executed will be sent by the broker-dealers executing the transactions to Sub-Adviser and the Fund. Sub-Adviser does not assume responsibility for the accuracy of information furnished by Adviser or any other party.

     5. VOTING. Unless otherwise specifically agreed, Sub-Adviser will not be required to take any action, or render any advice, with respect to the voting of securities held by the Fund.

6. CONFIDENTIALITY. All information and advice furnished by either party hereto to the other shall be treated as confidential and shall not be disclosed to third parties, unless generally known or otherwise publicly available, and except as required by regulatory agencies or otherwise by law.

7. OTHER CLIENTS. Sub-Adviser acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. Sub-Adviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients. Except as otherwise required by law, Sub-Adviser shall not make any information about the accounts of its clients available to Adviser or the Fund.

      Adviser recognizes that transactions in a specific security or securities may not be accomplished for all client accounts at the same time or at the same price.

      In the performance of Sub-Adviser's services hereunder, Sub-Adviser shall not be liable for any failure to recommend or effect any purchase or sale, or other investment or trading strategy on the basis of any information known to Sub-Adviser where the utilization of such information might, in Sub-Adviser's opinion, constitute a violation of any federal or state law, rules or regulations, or the breach of any fiduciary duty or confidential relationship between Sub-Adviser and any other person or persons.

     8. ADVISER'S REPRESENTATIONS. Adviser represents that it has full authority to grant Sub-Adviser the authority given to Sub-Adviser under this Agreement.


     9. FEES. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth on Exhibit A attached hereto.

      Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or Class of the Fund) to the extent that the Fund's expenses exceed such expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

10. TERM. This Agreement shall begin for the Fund on the date that the parties execute this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

11. TERMINATION. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940 (the "Act")) of the Fund on sixty (60) days written notice to Adviser; and (b) by Sub-Adviser or Adviser upon sixty (60) days written notice to the other party to the Agreement.

12.   AUTOMATIC TERMINATION.  This Agreement shall automatically terminate:
      ---------------------
(c)   in the event of its assignment (as defined in the Act); or
(d)   in the event of  termination  of the  Investment  Advisory  Contract between the Trust and Adviser ("Investment Advisory Contract") for any reason whatsoever.

13. LIMITATION OF AUTHORITY. Neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Act) to the Fund except as provided herein and in the Investment Advisory contract between the Adviser and the Fund or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 10 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser of Adviser as the case may be, shall not be prohibited from serving as an investment advisor to such Fund by reason of the provisions of this Paragraph 13.

14. NOTICES. Notices regarding termination or other matters of this Agreement or other matters shall be certified mail or overnight by a nationally recognized courier and shall be deemed given when received at the addresses specified below, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Sub-Adviser may rely on any notice from any person reasonably believed to be genuine and authorized.

      If to Sub-Adviser:                        If to Adviser:
      Sosnoff Sheridan Corporation        Independence One Capital
      440 South LaSalle Street            Management Corporation
      Suite 2301                          27777 Inkster Road
      Chicago, Illinois 60605                   Farmington Hills, Michigan 48334
Attention:  Tom Sosnoff                   Attention:  Robert J. Stapleton, Jr.

INDEMNIFICATION. (a) (i) In any threatened, pending or completed action, suit or proceeding to which the Sub-Adviser, was, is or is threatened to be made a party, in connection with or relating to the services performed by the Sub-Adviser for the Adviser or the Fund as contemplated herein, including, without limitation, any breach of any representations, warranties or convenants made by the Adviser in this Agreement or any failure by the Adviser to comply with the federal or any state securities laws or the rules and regulations promulgated thereunder or any other federal or state law, or any rule or regulation promulgated by a governmental agency or self-regulatory organization, Adviser shall indemnify and hold harmless the Sub-Adviser, against any loss, liability, damage, cost and expense (including reasonable attorneys' and accountants' fees and disbursements) incurred or suffered by the Sub-Adviser in connection with the investigation, defense or settlement of any such action, suit or proceeding, only if the acts or omissions of the Sub-Adviser, did not involve willful misfeasance, gross negligence, bad faith or reckless disregard of its duties and obligations under this Agreement; and (ii) In the event that the Sub-Adviser is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the activities or claimed activities of Adviser or its partners, officers, directors, employees, agents or affiliates unrelated to the Sub-Adviser or the Sub-Adviser's business, Adviser shall indemnify, defend and hold harmless the Sub-Adviser against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and disbursements to be paid as incurred) incurred in connection therewith. As used is subparagraphs (i) through (ii) above, the term "Sub-Adviser" shall include the Sub-Adviser's directors, officers, shareholders, employees, agents and affiliates.

(b) (i) In any threatened, pending or contemplated action, suit or proceeding to which the Adviser, was, is or is threatened to be made a party, in connection with or relating to the services performed by the Sub-Adviser for the Adviser or the Fund as contemplated herein, including, without limitation, any breach of any representations, warranties or covenants made by Sub-Adviser in this Agreement or any failure by Sub-Adviser to comply with the federal or any state securities laws or the rules and regulations promulgated thereunder or any other federal or state law, or any rule or regulation promulgated by any governmental agency or self-regulatory organization, Sub-Adviser shall indemnify and hold harmless the Adviser, against any loss, liability, damage, cost and expense (including reasonable attorneys' and accountants' fees and disbursements) incurred or suffered by the Adviser in connection with the investigation, defense or settlement of any such action, suit or proceeding, only if the acts or omissions of the Adviser did not involve willful misfeasance, gross negligence, bad faith or reckless disregard of its duties and obligations under this Agreement; and (ii) In the event that the Adviser is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the activities or claimed activities of Sub-Adviser or its officers, directors, employees, agents or affiliates unrelated to the Adviser or the Adviser's business, Sub-Adviser shall indemnify, defend and hold harmless the Adviser against any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' and accountants' fees and disbursements to be paid as incurred) incurred in connection therewith. As used in subparagraphs (i) through (ii) above, the term "Adviser" shall include the Adviser and the Adviser's directors, officers, shareholders, employees, agents, and affiliates.

(c) In the event that a person entitled to indemnification under Sections 15 (a) and (b) is made a party to an action, suit or proceeding alleging both matters for which indemnification can be made hereunder and matters for which indemnification may not be made hereunder, such person shall be indemnified only for that portion of the loss, liability, damage, cost or expense incurred in such action, suit or proceeding which relates to the matters for which indemnification can be made.

(d) None of the indemnifications contained in this Section 15 shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by the part(ies) claiming indemnification without the prior written consent of the party obligated to indemnify such party.

(e) The provisions of this Section 15 shall survive the termination or other expiration of this Agreement.

16. INDEPENDENT CONTRACTORS. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of Adviser. It is expressly agreed to by the parties hereto that the relationship created by this Agreement does not create a partnership or joint venture between the Sub-Adviser and the Adviser. Except as specifically set forth herein with respect to the Sub-Adviser's authority to place orders approved by the Adviser to broker-dealers or banks for trading the accounts of the Fund, neither party shall have any authority to bind the other nor shall either party represent to third parties that it has such authority.

17. LIABILITY. Neither the Sub-Adviser nor any of its agents, employees, principals, directors, or officers or any person who controls the Sub-Adviser shall be liable to Adviser or its officers, directors, partners, employees, agents or any person who controls Adviser or any of its successors, or assigns under this Agreement, except by reason of acts or omissions in contravention of this Agreement due to willful misfeasance, gross negligence, bad faith, reckless disregard of its duties and obligations under this Agreement, or violation of applicable law. Adviser acknowledges that all transactions made by the Sub-Adviser on behalf of the Fund, shall be for the account and risk of the Fund. The Sub-Adviser shall have no responsibility for the execution or clearance of the Fund's trades once orders have been transmitted to the executing broker-dealer or bank for those trades. Notwithstanding the foregoing sentences, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser may have under the federal securities laws or state securities laws.

18.   DISCLOSURE.
      ----------

      Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV), as required by Rule 204-3 under the Investment Advisers Act of 1940, not less than 48 hours prior to the date of execution of this agreement shown below.

      Adviser acknowledges receipt of Sub-Adviser's Disclosure Statement (Part II of Adviser's Form ADV) less than 48 hours prior to, but not later than, the date of execution of this agreement. Accordingly, Adviser shall have the option to terminate this agreement without penalty within five business days after that date of execution; provided, however, that any investment action taken by Adviser with respect to the Fund prior to the effective date of such termination shall be at Fund's risk.

19. ENTIRE AGREEMENT: GOVERNING LAW. This agreement constitutes the entire agreement of the parties with respect to the rendering of advice by Sub-Adviser for the benefit of Adviser and the Fund and can be amended only by written document signed by the parties. This agreement shall be governed by the internal laws of the State of Illinois.

20. AMENDMENT. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested person, as defined in
Section 2(a)(19) of the Act, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duty authorized officers, and their corporate seals affixed hereto this _____day of ___________, 2000.

ATTEST:                             INDEPENDENCE ONE CAPITAL

                                       MANAGEMENT CORPORATION





------------------------            -------------------------------

Secretary                           Director, Investment Services

James Rose                          Robert J. Stapleton, Jr.





                                    SOSNOFF SHERIDAN CORPORATION





-----------------------       ---------------------------------

Secretary                     Vice President

Scott D. Sheridan                   Scott D. Sheridan


EXHIBIT A

                          Independence One Mutual Funds

                         Independence One Small Cap Fund

                             Sub-Advisory Agreement

Advisor will pay Sub-Adviser as full compensation for services rendered hereunder, an annual fee at the rate of 0.05% based on the average daily value of the equity securities in the Fund. The fee shall be calculated as determined by the Fund on the last day of each month on which the New York Stock Exchange is open and shall be payable on a monthly basis, in arrears.

This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

Adviser:


---------
(initials)


Sub-adviser:



---------
(initials)



I-1

                                    EXHIBIT I

        EQUITY PLUS FUND'S SUBADVISORY FEE RATE AND AGGREGATE SUBADVISORY FEES


                                             AGGREGATE FEE PAID BY THE FUND

                                         FOR THE FISCAL YEAR ENDED APRIL 30,

                                      2000

FUND                      ANNUAL RATE     FULL FEE            NET OF WAIVER

Equity Plus Fund      0. 035% applied to  $107,603            $107,603
                      the daily net
                      assets of the Fund


J-2

J-1

                                    EXHIBIT J

         SMALL CAP FUND'S SUBADVISORY FEE RATE AND AGGREGATE SUBADVISORY FEES

                                            AGGREGATE FEE PAID BY THE FUND

                                         FOR THE FISCAL YEAR ENDED APRIL 30,

                                                         2000

FUND                      ANNUAL RATE     FULL FEE            NET OF WAIVER

Small Cap Fund        0. 05% applied to   $16,506             $16,506
                      the daily net
                      assets of the Fund


K-1

                                    EXHIBIT K

          DIRECTORS AND OFFICERS ASSOCIATED WITH SOSNOFF SHERIDAN CORPORATION

NAME                                      POSITION WITH INVESTMENT ADVISER

Tom Sosnoff                               Director and President

Scott Sheridan                            Director and Executive Vice President

                          INDEPENDENCE ONE MUTUAL FUNDS

                    INDEPENDENCE ONE PRIME MONEY MARKET FUND

                   INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND
                     INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

                   INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                       INDEPENDENCE ONE FIXED INCOME FUND

                        INDEPENDENCE ONE EQUITY PLUS FUND

                         INDEPENDENCE ONE SMALL CAP FUND

                   INDEPENDENCE ONE INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER

MICHIGAN NATIONAL BANK

27777 Inkster Road
Mail Code 10-65

Farmington Hills, Michigan 48333-9065


DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779


ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779







CUSIP 453777799 CUSIP 453777823 CUSIP 453777872 CUSIP 453777781 CUSIP 453777773
CUSIP 453777864 CUSIP 453777807 CUSIP 453777815 CUSIP 453777849 CUSIP 453777401
CUSIP 453777203 CUSIP 453777302 CUSIP 453777831 CUSIP 453777708 25980 (1/01)

15

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One International Equity Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     PROPOSAL #1  TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST
                  FOR               [   ]
                  AGAINST           [   ]
                  ABSTAIN           [   ]

     PROPOSAL #2  TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
                    CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

     PROPOSAL #3(A) TO APPROVE A NEW SUBADVISORY CONTRACT WITH ABN AMRO ASSET MANAGEMENT (USA) LLC FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

9

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One Prime Money Market Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      PROPOSAL #1 TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

      PROPOSAL #2 TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
                    CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

13

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One U.S. Treasury Money Market Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      PROPOSAL #1 TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

      PROPOSAL #2 TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
                 CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

13

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One Michigan Municipal Cash Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      PROPOSAL #1 TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

      PROPOSAL #2 TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
               CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

13

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One U.S. Government Securities Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      PROPOSAL #1 TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

      PROPOSAL #2 TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
                  CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

13

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One Fixed Income Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      PROPOSAL #1 TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

      PROPOSAL #2 TO APPROVE A NEW ADVISORY AGREEMENT WITH INDEPENDENCE ONE
                    CAPITAL MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

12

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One Equity Plus Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

     PROPOSAL #1  TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

PROPOSAL #2 TO APPROVE A NEW ADVISORY  AGREEMENT WITH  INDEPENDENCE  ONE CAPITAL
     MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]
     PROPOSAL #3(B)           TO APPROVE A NEW SUBADVISORY CONTRACT WITH SOSNOFF
               SHERIDAN CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Independence One Small Cap Fund (the "Fund"), a portfolio of Independence One Mutual Funds (the "Trust"), hereby appoint Heather Aland, C. Grant Anderson, Erin J. Dugan, Maureen Ferguson and Susan K. Maroni, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 15, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INDEPENDENCE ONE MUTUAL FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

     PROPOSAL #1  TO ELECT NATHAN FORBES AS A TRUSTEE OF THE TRUST
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

PROPOSAL #2 TO APPROVE A NEW ADVISORY  AGREEMENT WITH  INDEPENDENCE  ONE CAPITAL
     MANAGEMENT CORPORATION FOR THE FUND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

PROPOSAL #3(C) TO  APPROVE A NEW  SUBADVISORY  CONTRACT  WITH  SOSNOFF  SHERIDAN
     CORPORATION FOR THE FUND


                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]

                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.


                                      Dated


                                          Signature


                                          Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM